UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 16, 2006


                           INTERLINK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   0-21858                    77-0056625
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)              Identification No.)


          546 FLYNN ROAD, CAMARILLO, CALIFORNIA                    93012
         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (805) 484-8855



                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |

_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 16, 2006, Interlink Electronics, Inc. (the "Company") issued a press release announcing Nasdaq has granted its request for an extension of the time in which the Company must file its late quarterly report on Form 10-Q for the third quarter of 2005 and all required restatements to March 31, 2006. The press release also states that Interlink will be filing with the SEC an application for extension of time to file its 2005 Annual Report and currently expects to file the report on or before March 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release dated March 16, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  March 16, 2006.


                                        INTERLINK ELECTRONICS, INC.



                                        By    /S/ CHARLES C. BEST
                                              ----------------------------------
                                              Charles C. Best
                                              Chief Financial Officer